UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

March 31, 2021

(Date of earliest event reported)

ALASKA AIR GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction

of Incorporation)

1-8957	91-1292054
(Commission File Number)	(IRS Employer Identification No.)

19300 International Boulevard Seattle Washington	98188
(Address of Principal Executive Offices)	(Zip Code)

(206) 392-5040

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Ticker Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	ALK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This document is also available on our website at http://investor.alaskaair.com.

ITEM 8.01. Other Events

On March 31, 2021, pursuant to registration rights granted to the United States Department of the Treasury (together with its permitted assignees, “U.S. Treasury”), Alaska Air Group, Inc. (the “Company”) has filed with the U.S. Securities and Exchange Commission (the “SEC”) prospectus supplements to its automatic shelf registration statement on Form S-3 (File No. 333-249054) (the “Form S-3”) to register: (i) the resale of warrants (the “PSP1 Warrants”) to purchase up to 928,127 shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), issued by the Company to U.S. Treasury in connection with the participation by the Company’s subsidiaries, Alaska Airlines, Inc. (“Alaska Airlines”), Horizon Air Industries, Inc. (“Horizon”) and McGee Air Services, Inc. (“McGee”), in the payroll support program under Division A, Title IV, Subtitle B of The Coronavirus Aid, Relief, and Economic Security Act, and up to 928,127 shares of Common Stock issuable upon exercise of such PSP1 Warrants; and (ii) the resale of warrants (the “PSP2 Warrants”) to purchase up to 255,873 shares of Common Stock issued by the Company to U.S. Treasury in connection with the participation by Alaska Airlines, Horizon and McGee in the payroll support program under Subtitle A of Title IV of Division N of the Consolidated Appropriations Act, 2021, and up to 255,873 shares of Common Stock issuable upon exercise of such PSP2 Warrants.

The foregoing prospectus supplement relating to the PSP1 Warrants amends and restates a prospectus supplement to the Form S-3 previously filed by the Company on September 25, 2020, including to add 39,458 PSP1 Warrants (and 39,458 shares of Common Stock issuable pursuant to the exercise thereof) to the 888,669 PSP1 Warrants (and 888,669 shares of Common Stock issuable pursuant to the exercise thereof) initially covered by such prospectus supplement.

The Company is filing this Current Report on Form 8-K to provide the legal opinions of O’Melveny & Myers LLP as to the legality of the issuance and sale of the PSP1 Warrants and shares of Common Stock issuable upon exercise of the PSP1 Warrants and the issuance and sale of the PSP2 Warrants and shares of Common Stock issuable upon exercise of the PSP2 Warrants, which opinions are attached hereto as Exhibit 5.1 and Exhibit 5.2, respectively, and are incorporated herein by reference.

ITEM 9.01. Financial Statements and Exhibits

(d)    Exhibits

Exhibit Number	Description of Exhibit

5.1	Opinion of O’Melveny & Myers LLP relating to the PSP1 Warrants and shares of the Company’s Common Stock issuable upon exercise of the PSP1 Warrants.

5.2	Opinion of O’Melveny & Myers LLP relating to the PSP2 Warrants and shares of the Company’s Common Stock issuable upon exercise of the PSP2 Warrants.

23.1	Consent of O’Melveny & Myers LLP relating to the PSP1 Warrants and shares of the Company’s Common Stock issuable upon exercise of the PSP1 Warrants (included in its opinion filed as Exhibit 5.1).

23.2	Consent of O’Melveny & Myers LLP relating to the PSP2 Warrants and shares of the Company’s Common Stock issuable upon exercise of the PSP2 Warrants (included in its opinion filed as Exhibit 5.2).

104	Cover Page Interactive Data File - embedded within the Inline XBRL Document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALASKA AIR GROUP, INC.
Registrant

Date: March 31, 2021

	By:	/s/ CHRISTOPHER M. BERRY
	Name:	Christopher M. Berry
	Title:	Vice President Finance and Controller

3